Other Fixed Assets	12 Months Ended
Dec. 31, 2011
Other Fixed Assets (Abstract)
Other Fixed Assets
 11. Other Fixed Assets:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Land	Buildings	Other	Total
Cost, December 31, 2009	-	1,008	1,590	2,598
- Additions	9,036	2,451	1,310	12,797
- Disposals	-	-	(508)	(508)
Cost, December 31, 2010	9,036	3,459	2,392	14,887
- Additions	-	-	247	247
Cost, December 31, 2011	9,036	3,459	2,639	15,134

Accumulated depreciation, December 31, 2009	-	159	792	951
- Depreciation expense	-	121	428	549
- Disposals	-	-	(124)	(124)
Accumulated depreciation, December 31, 2010	-	280	1,096	1,376
- Depreciation expense	-	132	460	592
Accumulated depreciation, December 31, 2011	-	412	1,556	1,968

Net book value, December 31, 2009	-	849	798	1,647
Net book value, December 31, 2010	9,036	3,179	1,296	13,511
Net book value, December 31, 2011	9,036	3,047	1,083	13,166

On January 14, 2010, the Company's subsidiary, Aegean Caribbean Holdings, entered into an agreement to purchase a related company, Caribbean Renewable Energy Sources (CRES), which was owned and controlled by members of the family of Mr. Dimitris Melisanidis. CRES owns a property in Jamaica that is intended to be used as a land-based storage facility.  The Company accounted for the transaction as an asset acquisition. The purchase price for the property was $9,800. Disinterested members of the Company's board of directors determined that the purchase price was no greater than what would have been paid by a third party on a fair value basis at the time it entered into the agreement.